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EXHIBIT 10.1

FIRST AMENDMENT TO OPERATING AGREEMENT
GREEN VALLEY RANCH GAMING, LLC

    THIS FIRST AMENDMENT TO OPERATING AGREEMENT (this "First Amendment") is dated as of September 17, 2001, among Green Valley Ranch Gaming, LLC, a Nevada limited liability company (the "Company"), GCR Gaming, LLC, a Nevada limited liability company ("GCR"), GV Ranch Station, Inc., a Nevada corporation ("Station"), and a wholly-owned subsidiary of Station Casinos, Inc., a Nevada corporation ("Parent"), and Station in its capacity as the Manager. GCR Gaming Guarantor, LLC, a Nevada limited liability company ("GCR Guarantor"), and Parent have executed and joined in this First Amendment for the purposes set forth below.

RECITALS:

    WHEREAS, the Company, GCR and Station executed that certain Operating Agreement, dated as of March 10, 2000 (the "Operating Agreement"), with respect to the Company. (Any term used in this First Amendment with its initial letter capitalized and not otherwise defined herein shall have the meaning ascribed to it in the Operating Agreement).

    WHEREAS, the Project is under construction, but Construction Financing has not yet been closed.

    WHEREAS, the Members and Manager desire to amend the Operating Agreement pursuant to Section 7.1 of the Operating Agreement in order, among other things, to take into consideration additional flexibility for Construction Financing and Permanent Financing, the potential for a joint and several guaranty by GCR, Station, Parent, and/or Guarantor and the guaranty or pledge of securities by GCR Guarantor with respect to certain obligations under the Construction Financing or Permanent Financing.

    NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

    1.  Defined Terms.

      A.  Any term defined in this First Amendment shall be deemed added to the list of definitions in Article I of the Operating Agreement.

      B.  The definition of "Available Funds Letter" is deleted. All references to the "Available Funds Letter" in the Operating Agreement, and requirements related thereto, are deleted.

    2.  Exhibit D. Exhibit D (Infrastructure Improvements) to the Operating Agreement is amended by the deletion of the phrase "Roads including utilities for road sections 1C, 3, 4A and 4B and temporary road sections 2A and 2B" and the insertion in lieu thereof of: "Roads including utilities thereunder for road sections 1C, 2A, 3, 4A and 4B."

    3.  Exhibit F.

      A.  Exhibit F (Permitted Exceptions) to the Operating Agreement is hereby amended and replaced in its entirety by Exhibit F-1 attached hereto. Further, any matter that was disclosed on the February 29, 2000 survey (the "Original Survey") by CVL Consultants, Inc., any new matter first arising after the Effective Date that would have been disclosed on an accurate update of the

  Original Survey, or any matter first arising after the Effective Date that would be disclosed by visual inspection of the Resort Property as of the date of conveyance of title to the Resort Property to the Company (the "Conveyance Date") also shall be a Permitted Exception. In addition, any matter which is Known by Station (as defined in Exhibit L) or known by any contractor or consultant of Station, Parent or the Company also shall be a Permitted Exception; provided; however, that any matter which is not Known by Station but which is known by a consultant or contractor of the Company retained by GCR or any Affiliate thereof (other than the Company) shall not be a Permitted Exception to the extent that the existence of the matter is reasonably likely to have a material adverse effect on the development, use or operation of the Project on the Property as a hotel, resort and casino consistent with the Design Plan. In addition, those matters affecting title created by, through or under the Company or Station, or with the prior written approval of the Company or Station, also shall be a Permitted Exception. All of the matters set forth in this Section 3.A. shall be Permitted Exceptions, whether or not listed on Exhibit F-1.

      B.  The Members agree that rather than the Covenants, Conditions and Restrictions of Green Valley Ranch Commercial (the "Original CCR's") referenced in that certain letter agreement, dated March 10, 2000 (the "CCR Letter"), among the Company, GCR and Station and identified on Exhibit F to the Operating Agreement being executed and recorded by Parcel 37/47 LLC, a Nevada limited liability company ("Declarant"), on or prior to the transfer of the Resort Property to the Company as contemplated by the Operating Agreement, by reason of the imminent closing of Construction Financing which has, as a condition, the execution of the Covenants, Conditions and Restrictions of Green Valley Ranch Commercial in substantially the form attached hereto as Exhibit F-2 and/or with such changes thereto as are mutually agreed by the Members (the "Revised CCRs"), the Company and the Members agree to cause the Company and the Declarant to consent to, execute, deliver and record the Revised CCRs contemporaneously with such loan closing. In the event that the lenders with respect to the Construction Financing or Permanent Financing no longer require the Revised CCRs, the Company and Station agree to consent to the amendment of the Revised CCRs to the form of the Original CCRs (or to a form as close thereto as permitted by the Construction Financing or Permanent Financing).

    4.  Exhibit G. Exhibit G (Legal Description of Resort Property) to the Operating Agreement is hereby replaced with Exhibit G attached to this First Amendment.

    5.  Exhibit L. Exhibit L (GCR Property Representations) to the Operating Agreement is hereby replaced with Exhibit L attached to this First Amendment; provided, however, that, Exhibit L is hereby qualified by the following:

          GCR expressly disclaims any representations and warranties regarding any contracts, leases, governmental approvals, studies or other documents executed, approved or commissioned by Station, either directly or on behalf of the Company, or Parent.

    6.  Manager's Duties During Pre-Opening Period. Section 3.3(h) of the Operating Agreement is hereby amended by deleting the reference to "twentieth" and replacing it with "twenty-seventh."

    7.  Manager's Additional Duties. Section 3.4(n) of the Operating Agreement is amended by the addition of the following at the end of the section: "The Annual Plan and Budget shall contain an amount, approved pursuant to Section 3.4(a), with respect to any litigation or legal fees the Company anticipates incurring (as the same shall be amended pursuant to Section 3.4(a)(ii) from time to time at the request of the Manager or GCR in the event of the need to incur litigation or legal fees after the establishment of the Annual Plan and Budget), which may be incurred by either the Manager or GCR (or an Affiliate of GCR) as provided in this Agreement."

    8.  Decisions Subject to Executive Committee Approval. Section 3.13 of the Operating Agreement is amended by the addition of a new subsection 3.13(e) to read as follows:

          Any decision (i) to amend or waive any material provisions of documents executed in connection with the Construction Financing (the "Construction Loan Documents") or documents executed in connection with the Permanent Financing (the "Permanent Loan Documents"), (ii) that is reasonably likely to cause an event of default under the Construction Loan Documents or the Permanent Loan Documents, or (iii) that is reasonably likely to materially expand the liability of, or materially diminish the rights of, the Company or any guarantor under the Construction Loan Documents or Permanent Financing.

    9.  Initial Capital Contributions.

      A.  Section 4.1(a) of the Operating Agreement is amended to provide that, contemporaneously with the execution of this First Amendment, Green Valley Development Limited Partnership ("GVDLP"), a Nevada limited partnership, on behalf of GCR, shall transfer the Resort Property to the Company, as GCR's Initial Capital Contribution. Section 4.1(a) of the Operating Agreement is further amended so that those matters to be delivered or performed by GCR at the time of the conveyance of the Resort Property to the Company may be delivered or performed by GVDLP in lieu of, or in addition to, GCR, as appropriate provided that GCR is and shall remain primarily liable for the performance of all obligations and satisfaction of all conditions and liabilities thereunder (and any documents contemplated thereby, including the Grant, Bargain and Sale Deed to be delivered to the Company) and GCR hereby guarantees the full and prompt payment and performance by GVDLP of any obligations, liabilities or duties of GVDLP or GCR specified or contemplated therein.

      B.  [Intentionally left blank].

    C.  GCR and Station acknowledge and agree that, since the Construction Financing has not closed, they have made and, pursuant to Section 4.2(a) of the Operating Agreement, will continue to make pro rata capital contributions, loans or advances, or any combination thereof, to fund construction of the Project in excess of their Initial Capital Contributions. Loans, advances and capital contributions in excess of the (a) Member's Initial Capital Contributions, (b) Additional Capital Contributions by GCR in an aggregate amount of $25,000,000 and (c) Additional Capital Contributions by Station in an aggregate amount of $25,000,000 collectively are referred to herein as the "Excess Construction Contributions." In the event that the Company subsequently obtains Construction Financing, and such Construction Financing permits the Company to distribute money from the proceeds of such Construction Financing to the Members, then, notwithstanding anything in this First Amendment or the Operating Agreement to the contrary (other than Section 4.3(g) of the Operating Agreement), GCR and Station will cause the Company, to the maximum extent so permitted by such Construction Financing (consistent with prudent business judgment and reasonable reserves), to distribute to the Members (either as a return of capital contributions or repayment of loans or advances, as the case may be) amounts of Distributable Cash equal to the aggregate amount of Excess Construction Contributions in proportion to the Excess Construction Contributions actually made by them.

    10.  Additional Capital Contributions. Section 4.2 of the Operating Agreement is amended by adding a new subsection 4.2(e) which shall read as follows:

          The Members acknowledge that the Members, Parent, GCR, GCR Guarantor and/or other affiliates of GCR ("GCR Affiliates") may execute (i) a Make-Well Agreement, Completion Guaranty, Pledge Agreement,

      Indemnity Agreement, or similar surety or guaranty documents in connection with the Construction Financing or (ii) a Make-Well Agreement, Pledge Agreement or similar surety or guaranty document in connection with the Permanent Financing (individually a "Pledge/Guaranty Document" and collectively the "Pledge/Guaranty Documents"; GCR, GCR Guarantor and GCR Affiliates collectively hereinafter may be referred to as the "GCR Pledgors"; and, Station and Parent collectively hereinafter may be referred to as the "Station Pledgors"). In the event that any of the GCR Pledgors are required to make a payment to the lender(s) with respect to an applicable Pledge/Guaranty Document, any collateral of GCR, GCR Guarantor or GCR Affiliates pledged thereunder is foreclosed or transferred in lieu of foreclosure or any dividends or distributions with respect to any pledged collateral of GCR, GCR Guarantor or GCR Affiliates is used to make a payment to the lender(s) on behalf of the Company, the Members, Parent, GCR Guarantor or GCR Affiliates with respect to any Pledge/Guaranty Document, then the amount credited against (or used to reduce) amounts owed by the Company, the Members, Parent, GCR Guarantor or GCR Affiliates under the Construction Loan Documents, Permanent Loan Documents, or the Pledge/Guaranty Documents as a result of the foreclosure or transfer of the collateral shall be deemed an additional Capital Contribution by GCR for purposes of this Agreement. Similarly, in the event that Station or Parent are required to make a payment to the lender(s) with respect to an applicable Pledge/Guarantee Document, any collateral of Station or Parent pledged thereunder is foreclosed or transferred in lieu of foreclosure or any dividends or distributions with respect to any pledged collateral of Station or Parent is used to make a payment to the lender(s) on behalf of the Company, the Members, Parent, GCR Guarantor or GCR Affiliates with respect to any Pledge/Guaranty Document, then the amount credited against (or used to reduce) amounts owed by the Company, the Members, Parent, GCR Guarantor or GCR Affiliates under the Construction Loan Documents, Permanent Loan Documents or the Pledge/Guaranty Documents as a result of the foreclosure or transfer of the collateral shall be deemed an additional Capital Contribution by Station for purposes of this Agreement. In the event that, pursuant to the prior two sentences, GCR or Station is deemed to have made an additional Capital Contribution, and the other Member has not made (or been deemed to have made) an additional Capital Contribution of equal amount (the difference being a "Disproportionate Guaranty Contribution"), the Member who has made (or is deemed to have made) less of an additional Capital Contribution shall, within 10 days after a Disproportionate Guarantee Contribution, pay the Member who made the Disproportionate Guaranty Contribution an amount equal to one-half of the Disproportionate Guaranty Contribution (the "Required Guaranty Payment"). Upon the payment of the Required Guaranty Payment, the recipient Member's additional Capital Contribution will be deemed reduced by an amount equal to the Required Guaranty Payment and the paying Member's additional Capital Contribution will be deemed increased by an amount equal to the Required Guaranty Payment. If the Required Guaranty Payment is not so paid within such 10-day period, such failure automatically shall be deemed to be an Additional Contribution Default for all purposes under this Agreement. The provisions of this Section 4.2(e) shall continue until all of the Company, the Members, Parent, GCR Guarantor and GCR Affiliates are released from the documents evidencing the Construction Loan Documents and Permanent Loan Documents, as the case may be, and the Pledge/Guaranty Documents, and shall not be affected by a release of less than all of the foregoing parties.

    11.  Payments Based on Cross-Default. Section 4.2 of the Operating Agreement is amended by a new subsection 4.2(f) which shall read as follows:

          The Members acknowledge that the Members, Parent, GCR Guarantor or GCR Affiliates may, under the Construction Financing, have the right to pledge additional collateral (including cash) to cure the default (a "Curable Default") of one of the Members, Parent, GCR Guarantor or GCR Affiliates under other loan documents or by reason of bankruptcy or similar event (a "Cure Pledge"). In the event that a Curable Default by Station, Parent, GCR, GCR Guarantor or GCR Affiliates occurs, then Station and Parent in the case of a Curable Default by Station or Parent, and GCR, GCR Guarantor and GCR Affiliates in the case of a Curable Default by GCR, GCR Guarantor or GCR Affiliates, shall have ten (10) days from such Curable Default to make the Cure Pledge. If they fail to do so, then GCR, GCR Guarantor and GCR Affiliates in the case of the failure of Station and Parent, and Station and Parent in the case of the failure of GCR, GCR Guarantor and GCR Affiliates, may make the Cure Pledge (the Member failing to cure being the "Cross-Default Member"; the party making such pledge being the "Curing Party," and the collateral pledged being the "Cure Collateral"). The Cross Default Member, and Parent if the Cross Default Member is Station and GCR Guarantor if the Cross Default Member is GCR, shall indemnify and hold harmless the other Member and Parent or GCR Guarantor, as the case may be, from the cost of curing the Curable Default, such as reasonable attorneys' fees, escrow costs, and filing fees, but expressly excluding the opportunity cost of such cure (e.g., the lost opportunity for other uses of the Cure Collateral), but expressly including the fair market value of the Cure Collateral valued as of the date of the pledge if the same is foreclosed or conveyed in lieu of foreclosure (the "Collateral's Fair Market Value"). If the Cure Collateral is foreclosed or otherwise conveyed in lieu of foreclosure, the Member who pledged the Cure Collateral (or on whose behalf the Cure Collateral was pledged) may elect to treat the Collateral's Fair Market Value as a Default Amount or Default Loan. In the event that a Curing Party makes a Cure Pledge, then the Cross Default Member shall, for so long as such Cure Pledge is outstanding, on each annual anniversary date of such pledge, pay to the other Curing Party an amount equal to the lesser of (i) 10% of the Collateral's Fair Market Value, or (ii) the maximum permitted by law (the "Cure Cost of Capital"); such payment shall be prorated for any partial year that the Cure Pledge is outstanding. In the event the Cure Cost of Capital is not paid when due, it shall, at the election of the non-defaulting Member, constitute either a Default Amount or Default Loan under this Agreement, which Default Amount or Default Loan shall be subject to the applicable Guaranties.

    12.  Default.

      A.  [Intentionally left blank].

      B.  Section 4.3(b)(i) of the Operating Agreement is amended to insert the following at the beginning of the first sentence: "Without limiting the additional rights set forth in Section 4.3(g),."

      C.  Section 4.3(c) of the Operating Agreement is amended to delete the phrase "has paid the Dilution Interest Payment Amount or a Default Repayment Event has occurred" and to insert in lieu thereof: "has paid the Dilution Interest Payment Amount or Default Loan (plus Default Loan Interest), as applicable, or a Default Repayment Event has occurred."

      D.  (i) The last sentence of the first paragraph of Section 4.3(e) is deleted in its entirety and the following inserted in lieu thereof:

          At such time as (Y) the non-defaulting Member or the Company collects on the applicable Guaranty an amount equal to the full amount of the Default Amount (plus the Twenty-Five Percent Payment related thereto, as well as all costs, reasonable attorneys fees and other amounts owing under the applicable Guaranty) from the Guarantor, or (Z) the non-defaulting Member collects under the applicable Guaranty an amount equal to the Default Loan (plus Default Loan Interest (as defined below), as well as all costs, reasonable attorneys fees and other amounts owing under the applicable Guaranty) from the applicable Guarantor, then the defaulting Member shall no longer be disenfranchised pursuant to Section 4.3(c);

      (ii)  Section 4.3(e)(i) of the Operating Agreement is amended by striking "if the non-defaulting Member has made a Default Contribution pursuant to Section 4.3(b)(i) with respect to such Default Amount," and inserting in lieu thereof: "if the non-defaulting Member has made a Default Contribution pursuant to Section 4.3(b)(i) with respect to a Default Amount,"

      (iii)  Section 4.3(e)(ii) of the Operating Agreement is amended by striking "if no Default Contribution was made with respect to such Default Amount," and inserting in lieu thereof: "if no Default Contribution was made with respect to a Default Amount,"

      (iv)  Section 4.3(e) of the Operating Agreement is amended by the addition of a new section to follow subsection 4.3(e)(iii) to read as follows:

          "Notwithstanding the provisions of Sections 4.3(e)(i, ii and iii), in the event that a Default Loan has been made, then the non-defaulting Member shall be entitled to sue on the Station Guaranty or GCR Guaranty, as the case may be, to the extent permitted thereunder and to recover (rather than the Company recovering) any amounts collected with respect to such Guaranty."

    E.  Section 4.3(f) of the Operating Agreement is amended by adding the following sentence to the end of said Section 4.3(f): "Notwithstanding the foregoing to the contrary, Station may not resign as Manager without GCR's prior written consent (which may be given or withheld in GCR's sole discretion) if such resignation would cause a termination of the commitment for or an acceleration of the Construction Financing or the Permanent Financing."

    F.  Section 4.3 of the Operating Agreement is amended by a new subsection 4.3(g) to read as follows:

          Notwithstanding anything in this Agreement to the contrary, in the event that there is an Additional Contribution Default based on the failure to make a Required Guaranty Payment, the Member who has made (or is deemed to have made) the Disproportionate Guaranty Contribution may elect either to (i) treat the unpaid Required Guaranty Amount as a Default Amount (with such Default Amount being deemed contributed as a Default Contribution by the non-defaulting Member) under Section 4.3(b) with all rights and remedies under this Agreement with respect to Default Amounts and Default Contributions, or (ii) if treating the Disproportionate Guaranty Contribution as a Default Amount (or exercising remedies in connection therewith, including, without limitation, dilution or disenfranchisement of the defaulting Member) would result in a termination of the commitment for or acceleration of the Construction Financing or Permanent Financing, or if the Disproportionate Guaranty Contribution is the result of a foreclosure or transfer in lieu of a foreclosure pursuant to the Member Pledge Agreements, treat the Required Guaranty Amount as a loan (the "Default Loan") to the defaulting Member which shall accrue interest on the outstanding principal of the Default Loan at an interest rate equal to the prime rate as announced by Bank of America N.A. plus 10% per annum, compounded annually (the "Default Loan Interest"). Notwithstanding anything in Section 4.3 to the contrary, in the event that the non-defaulting Member treats the Required Guaranty Amount as a Default Loan, the defaulting Member shall not be entitled to any distributions whatsoever under this Agreement until such time as the non-defaulting Member has received distributions otherwise distributable to the Defaulting Member pursuant to the final paragraph of Section 4.5(a) equal to the Default Loan plus Default Loan Interest. The provisions of this Section 4.3(g) shall continue until all of the Company, the Members, Parent and GCR Guarantor are released from the Construction Loan Documents and Permanent Loan Documents, as the case may be, and the Pledge/Guaranty Documents, and shall not be affected by a release of less than all of the foregoing parties.

    13.  Distributions. Section 4.5(a) of the Operating Agreement is amended to add the following as a new final paragraph:

          Notwithstanding anything in this Agreement to the contrary, to the extent that any Member is owed a distribution pursuant to Section 4.5, but a Default Loan or any Default Loan Interest obligation remains outstanding, all payments due to such Member shall be paid to the Member who is deemed to have made the Default Loan until an amount equal to the Default Loan plus the Default Loan Interest has been paid to the such Member. Further, notwithstanding anything in this Agreement to the contrary, in the event that any distribution required to be made hereunder (X) to a non-defaulting Member with respect to any Default Loan, Default Loan Interest, Twenty-Five Percent Payment Amount, Default Contribution or Default Distribution, or (Y) to the Company with respect to a Retained Distribution, is, instead, paid to any lender or other Person pursuant to any Construction Loan Documents or Permanent Loan Documents, then the amount of such Default Loan, Default Loan Interest, Twenty-Five Percent Payment Amount or Default Contribution shall not be deemed paid or reduced by such distribution and such obligation shall continue as if such distribution were not made.

    14.  In General.

      A.  Section 5.15(b) of the Operating Agreement is hereby amended effective as of the closing date of the Construction Financing (i) by deleting the phrase: "With respect to Station and Parent, certain provisions of this Agreement may conflict with other agreements, or require the consent of unrelated parties" and (ii) by deleting "except as set forth in the next sentence with respect to Station and Parent" in each place it occurs.

      B.  The Company, the Members, Parent and GCR Guarantor collectively agree that during any period under the Construction Loan Documents or Permanent Loan Documents, including any Pledge/Guaranty Documents, the Members, Parent or GCR Guarantor are required to "stand still" with respect to claims against one another, each party agrees not to assert the statute of limitations as a defense to an action brought by another party to the extent such statute of limitations applies solely because of such "stand still" and the parties agree that any such statute of limitations period shall be tolled for the period of time that any such party is required to "stand still."

      C.  Notwithstanding any provision of the Operating Agreement which may be construed to the contrary, in the event the Manager receives notice of any claim, assertion of a claim or other proceeding ("Entitlement Claims/Proceedings") with respect to any governmental permits, licenses, zoning, approvals relating to the uses of, or similar land use entitlements (collectively, "Entitlements") for the Resort Property, Manager shall promptly notify GCR thereof and GCR shall have the right, instead of the Manager, but at the expense of the Company and subject to the limitations contained in the last sentence of Section 3.4(n), to control the defense or prosecution of such Entitlements Claims/Proceeding; provided, however, the Manager shall have the rights that GCR otherwise would have under Section 3.4(n) of the Operating Agreement. In the event that GCR gives notice to Manager that it desires to control such negotiations, litigation and other proceedings related to such Entitlement Claims/Proceeding, (1) GCR shall provide the Manager with copies of all correspondence, filings and/or submissions not less than one business day prior to the delivery, filing or submission thereof and shall be entitled to participate in all negotiations, litigation and other proceedings, (2) neither GCR nor any affiliate thereof shall take any action on behalf of the Company or otherwise in connection with such Entitlement Claims/Proceeding which would have a material adverse impact on the Entitlements for the Resort Property, (3) if Manager gives written notice to GCR that, in the reasonable judgment of Manager, GCR is not reasonably pursuing the Entitlement/Claims Proceeding or that GCR was not taking action reasonably calculated to protect the interests of the Company, Manager may resume, and GCR shall relinquish, full control of the Entitlement Claims/Proceeding on behalf of the Company, and (4) GCR may not settle such Entitlement Claims/Proceeding without the approval of Manager (which shall not be unreasonably withheld, conditioned or delayed). Nothing in the preceding sentence shall be construed or interpreted to prevent or prohibit GCR or any affiliate thereof from appearing at or participating in any proceeding, hearing or other actions regarding Entitlements provided it does so in its individual capacity and not as a member or representative of, or on behalf of the Company. Further, nothing herein shall be deemed to have modified the provisions of Section 3.8(c) of the Operating Agreement or to impose any restrictions on any affiliate of GCR from taking positions adverse to the Company so long as neither GCR nor any affiliate thereof is controlling the Entitlement Claims/Proceeding on behalf of the Company. In the event that GCR or an affiliate thereof controls any Entitlement Claims/Proceeding, it and its Indemnitees shall be entitled to indemnification under Section 3.29 of the Operating Agreement as if it were the Manager thereunder (subject to the same limitations contained therein as applicable to the Manager).

    15.  Securities under the UCC. A new Section 8.13 of the Operating Agreement is added to read as follows: "Notwithstanding any rule or construction to the contrary, the Membership Interest owned by each Member is hereby deemed to be a "security" as that term is defined in Article 8 of the Uniform

Commercial Code in effect on this date in the State of Nevada and as such the Membership Interests shall be governed thereby, and any certificate issued to evidence any Membership Interest shall bear a legend to that effect."

    16.  Guaranty. GCR Guarantor and Parent agree to execute the respective First Amendment to Guaranty attached hereto as Exhibits A and B, as the case may be.

    17.  License and Support Agreement. Parent and the Company are executing this First Amendment to confirm the amendment to and to hereby amend that certain License and Support Agreement, dated March 10, 2000, between Parent and the Company, by deleting "Section 3.5(a)(i), (ii) or (iii)" in each place it occurs and inserting in lieu thereof "Section 3.6(a)(i), (ii) or (iii)."

    18.  Representations. GCR, Station, GCR Guarantor and Parent each severally represents and warrants that:

      A.  It has full corporate or limited liability company power and authority to enter into and perform this First Amendment.

      B.  The execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or limited liability company action by such party and, if necessary, its equityholders.

      C.  This First Amendment has been duly executed and delivered by a duly authorized officer or other representative of such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditor's rights generally, and except that the availability of equitable remedies is subject to judicial discretion).

      D.  No consent, approval, order, license, authorization or validation of, or filing, recording or registration with, or exemption of or by any person or entity is required in connection with the execution, delivery and performance of this First Amendment by such party.

      E.  Neither the execution, delivery or performance by such party of this First Amendment, nor compliance by such party with the terms and provisions hereof will: (i) contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any security interest or other lien upon any of the property or assets of such party pursuant to the terms of any indenture, mortgage, deed of trust or other instrument to which such party is a party or by which such party or any of its property or assets is bound or may be subject.

    19.  Miscellaneous. Except as modified by this First Amendment, the Operating Agreement is ratified in all respects. In the event of a conflict between the Operating Agreement and this First Amendment, the terms of this First Amendment shall control. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original. This First Amendment may not be amended or modified except pursuant to Article VII of the Operating Agreement.

[Signatures on following pages]

    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Operating Agreement as of the date and year first set forth above.

GREEN VALLEY RANCH GAMING, LLC, a Nevada limited liability company By: GV RANCH STATION, INC., a Nevada corporation, Its Manager
By:
Title:
GCR GAMING, LLC, a Nevada limited liability company
By:
Title:
GV RANCH STATION, INC., a Nevada corporation,
By:
Title:

    The undersigned are executing and joining in this First Amendment to evidence their agreement to the provisions set forth in Sections 11, 16 and 18 above.

GCR GAMING GUARANTOR, LLC, a Nevada limited liability company
By:
Title:
STATION CASINOS, INC., a Nevada corporation
By:
Title:

    The undersigned are executing and joining in this First Amendment to evidence their agreement to the provisions set forth in Section 17 above and amendment to the License and Support Agreement.

GREEN VALLEY RANCH GAMING, LLC, a Nevada limited liability company By: GV RANCH STATION, INC., a Nevada corporation, Its Manager
By:
Title:
STATION CASINOS, INC., a Nevada corporation
By:
Title:

EXHIBIT A

    First Amendment to GCR Gaming Guarantor, LLC Guaranty

FIRST AMENDMENT TO GUARANTY

    GCR Gaming Guarantor, LLC, a Nevada limited liability company ("Guarantor"), and an affiliate of GCR Gaming, LLC ("GCR"), a Nevada limited liability company, executed that certain Guaranty, dated March 10, 2000 (the "Guaranty"), for the benefit of Green Valley Ranch Gaming, LLC (the "Company"), and, under the circumstances set forth therein, for the benefit of GV Ranch Station, Inc., a Nevada corporation ("Station"). Guarantor, Station and the Company desire to consent to the amendment of the Guaranty as set forth in this First Amendment to Guaranty, dated September 17, 2001 (this "First Amendment").

    1.  Guarantied Obligations. The first full paragraph of the Guaranty is deleted and the following inserted in lieu thereof:

          The undersigned GCR Gaming Guarantor, LLC, a Nevada limited liability company ("Guarantor"), and an affiliate of GCR Gaming, LLC ("GCR"), a Nevada limited liability company, hereby irrevocably and unconditionally guarantees the payment and performance (A) by GCR pursuant to Sections 4.1(a) and 4.2 of the Operating Agreement, dated March 10, 2000 (the "Agreement"), as amended by that certain First Amendment to Operating Agreement, dated September 17, 2001 (the "First Operating Agreement Amendment") (as amended, the "Agreement") of Green Valley Ranch Gaming, LLC (the "Company"), to the same extent that GCR is bound thereby, (B) by GCR and Guarantor of their obligations under the Pledge/Guaranty Agreements, (C) by GCR to pay any Default Loan and any Default Loan Interest arising from a failure by GCR to make a Required Guaranty Payment, (D) by GCR of the Twenty-Five Percent Payment (to the extent that the same is owing under the Agreement) for the period commencing on the date on which GCR's payment obligation begins and ending on the earlier to occur of (a) one year from such date, and (b) the date on which such payment obligation which GCR fails to make in breach of Sections 4.1(a) and 4.2 of the Agreement has been satisfied, and (E) of all costs (including reasonable attorney's fees and costs of in-house counsel) incurred in enforcing this Guaranty resulting from a default by GCR or Guarantor under any of the Pledge/Guaranty Agreements or this Agreement. (Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning ascribed to it in the Agreement.) This Guaranty is for the benefit of (i) the Company with respect to subparagraphs (A), (B), (D) and (E) above, and (ii) Station with respect to subparagraphs (A), (B), (C), (D) and (E) above. The amounts guaranteed by this Guaranty shall be limited as follows: (i) until the earlier of the execution of the Construction Loan Documents or Permanent Loan Documents, $155,000,000.00, (ii) if Construction Loan Documents or Permanent Loan Documents are executed, then from such execution until ninety (90) days after the Opening of the Project, $33,000,000.00, (iii) if Construction Loan Documents have been executed, then from ninety (90) days after the Opening of the Project and so long as any monetary obligations under the Construction Financing (if any) remain outstanding or liens securing the same are in effect, $22,000,000.00, and (iv) from and after the later to occur of the ninety (90) days after the Opening of the Project

A–1

      or payment in full of the Construction Financing (and the release of all liens securing the same and termination of all agreements related thereto), the obligations guaranteed hereby shall be limited to those set forth in Sections 4.2(b) and 4.2(c) of the Agreement and subparagraph (E) above and shall be limited to $15,000,000.00 in aggregate; provided, however, that the amounts guarantied hereby shall not be reduced as set forth in this sentence until all Default Loans, Default Loan Interest and Twenty-Five Percent Payment owing to Station are paid in full.

          Notwithstanding the foregoing paragraph, the undersigned irrevocably and unconditionally guarantees, without dollar limitation, the payment and performance of GCR's obligations, including indemnity obligations, set forth in Section 11 of the First Operating Agreement Amendment.

    2.  Representations. Guarantor represents and warrants that:

      (a)  It has full corporate or limited liability company power and authority to enter into and perform this First Amendment;

      (b)  The execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or limited liability company action by such party and, if necessary, its equityholders;

      (c)  This First Amendment has been duly executed and delivered by a duly authorized officer or other representative of such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditor's rights generally, and except that the availability of equitable remedies is subject to judicial discretion);

      (d)  No consent, approval, order, license, authorization or validation of, or filing, recording or registration with, or exemption of or by any person or entity is required in connection with the execution, delivery and performance of this First Amendment by such party; and

      (e)  Neither the execution, delivery or performance by such party of this First Amendment, nor compliance by such party with the terms and provisions hereof will: (i) contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any security interest or other lien upon any of the property or assets of such party pursuant to the terms of any indenture, mortgage, deed of trust or other instrument to which such party is a party or by which such party or any of its property or assets is bound or may be subject.

    3.  Miscellaneous.

      (a)  Except as modified by this First Amendment, the Guaranty is ratified in all respects. In the event of a conflict between the Guaranty and this First Amendment, the terms of this First Amendment shall control. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original. This First Amendment and the Guaranty may not be amended or modified, except in a writing executed by Station, Guarantor and the Company.

      (b)  Notwithstanding anything in the Guaranty or this First Amendment to the contrary, Station and the Company acknowledge that the assets of Guarantor may be pledged pursuant to documents evidencing or securing the Construction Financing or Permanent Financing.

  [Signatures on following page]

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    IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date and year first written above.

GCR GAMING GUARANTOR, LLC, a Nevada limited liability company
By:
Title:
GV RANCH STATION, INC., a Nevada corporation
By:
Title:
GREEN VALLEY RANCH GAMING, LLC, a Nevada limited liability company by GV Ranch Station, Inc., a Nevada corporation, its Manager
By:
Title:

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EXHIBIT B

    First Amendment to Station Casinos, Inc. Guaranty

FIRST AMENDMENT TO GUARANTY

    Station Casinos, Inc., a Nevada corporation ("Guarantor"), and an affiliate of GV Ranch Station, Inc. ("Station"), a Nevada corporation, executed that certain Guaranty, dated March 10, 2000 (the "Guaranty"), for the benefit of Green Valley Ranch Gaming, LLC (the "Company"), and, under the circumstances set forth therein, for the benefit of GCR Gaming, LLC, a Nevada limited liability company ("GCR"). Guarantor, GCR and the Company desire to consent to the amendment of the Guaranty as set forth in this First Amendment to Guaranty, dated September 17, 2001 (this "First Amendment").

    1.  Guarantied Obligations. The first full paragraph of the Guaranty is deleted and the following inserted in lieu thereof:

          The undersigned Station Casinos, Inc., a Nevada corporation ("Guarantor"), and an affiliate of GV Ranch Station, Inc. ("Station"), a Nevada corporation, hereby irrevocably and unconditionally guarantees the payment and performance (A) by Station pursuant to Sections 4.1(b) and 4.2 of the Operating Agreement, dated March 10, 2000 (the "Agreement"), as amended by that certain First Amendment to Operating Agreement, dated September 17, 2001 (the "First Operating Agreement Amendment") (as amended, the "Agreement") of Green Valley Ranch Gaming, LLC (the "Company"), to the same extent that Station is bound thereby, (B) by Station and Guarantor of their obligations under the Pledge/Guaranty Agreements, (C) by Station to pay any Default Loan and any Default Loan Interest arising from a failure by Station to make a Required Guaranty Payment, (D) by Station of the Twenty-Five Percent Payment (to the extent that the same is owing under the Agreement) for the period commencing on the date on which Station's payment obligation begins and ending on the earlier to occur of (a) one year from such date, and (b) the date on which such payment obligation which Station fails to make in breach of Sections 4.1(b) and 4.2 of the Agreement has been satisfied, and (E) of all costs (including reasonable attorney's fees and costs of in-house counsel) incurred in enforcing this Guaranty resulting from a default by Station or Guarantor under any of the Pledge/Guaranty Agreements or this Agreement. (Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning ascribed to it in the Agreement.) This Guaranty is for the benefit of (i) the Company with respect to subparagraphs (A), (B), (D) and (E) above, and (ii) GCR with respect to subparagraphs (A), (B), (C), (D) and (E) above. The amounts guaranteed by this Guaranty shall be limited as follows: (i) until the earlier of the execution of the Construction Loan Documents or Permanent Loan Documents, $155,000,000.00, (ii) if Construction Loan Documents or Permanent Loan Documents are executed, then from such execution until ninety (90) days after the Opening of the Project, $33,000,000.00, (iii) if Construction Loan Documents have been executed, then from ninety (90) days after the Opening of the Project and so long as any monetary obligations under the Construction Financing (if any) remain outstanding or liens securing the same are in effect, $22,000,000.00, and (iv) from and after the later to occur of the ninety

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      (90) days after the Opening of the Project or payment in full of the Construction Financing (and the release of all liens securing the same and termination of all agreements related thereto), the obligations guaranteed hereby shall be limited to those set forth in Sections 4.2(b) and 4.2(c) of the Agreement and subparagraph (E) above and shall be limited to $15,000,000.00 in aggregate; provided, however, that the amounts guarantied hereby shall not be reduced as set forth in this sentence until all Default Loans, Default Loan Interest and Twenty-Five Percent Payment owing to GCR are paid in full.

          Notwithstanding the foregoing paragraph, the undersigned irrevocably and unconditionally guarantees, without dollar limitation, the payment and performance of Station's obligations, including indemnity obligations, set forth in Section 11 of the First Operating Agreement Amendment.

    2.  Representations. Guarantor represents and warrants that:

      (a)  It has full corporate or limited liability company power and authority to enter into and perform this First Amendment;

      (b)  The execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or limited liability company action by such party and, if necessary, its equityholders;

      (c)  This First Amendment has been duly executed and delivered by a duly authorized officer or other representative of such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditor's rights generally, and except that the availability of equitable remedies is subject to judicial discretion);

      (d)  No consent, approval, order, license, authorization or validation of, or filing, recording or registration with, or exemption of or by any person or entity is required in connection with the execution, delivery and performance of this First Amendment by such party; and

      (e)  Neither the execution, delivery or performance by such party of this First Amendment, nor compliance by such party with the terms and provisions hereof will: (i) contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any security interest or other lien upon any of the property or assets of such party pursuant to the terms of any indenture, mortgage, deed of trust or other instrument to which such party is a party or by which such party or any of its property or assets is bound or may be subject.

    3.  Miscellaneous. Except as modified by this First Amendment, the Guaranty is ratified in all respects. In the event of a conflict between the Guaranty and this First Amendment, the terms of this First Amendment shall control. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original. This First Amendment and the Guaranty may not be amended or modified, except in a writing executed by GCR, Guarantor and the Company.

[Signatures on following page]

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    IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date and year first written above.

GCR GAMING, LLC, a Nevada limited liability company
By:
Title:
STATION CASINOS, INC., a Nevada corporation
By:
Title:
GREEN VALLEY RANCH GAMING, LLC, a Nevada limited liability company by GV Ranch Station, Inc., a Nevada corporation, its Manager
By:
Title:

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EXHIBIT F-1

PERMITTED EXCEPTIONS

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EXHIBIT F-2

REVISED CC&R's

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EXHIBIT G
LEGAL DESCRIPTION OF RESORT PROPERTY

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EXHIBIT L

GCR PROPERTY REPRESENTATIONS

    1.  GCR represents and warrants to the Company and Station that the following matters are true and correct as of the execution of this Agreement:

      (a)  With respect to the Resort Property, and except as contained in the Property Documents (defined below) as of the Effective Date, GCR has received no written notice from any governmental authority advising GCR of (i) a violation of any laws or regulations (whether now existing or which will exist with the passage of time) or (ii) any action which must be taken to avoid a violation thereof.

      (b)  Prior to the Effective Date, GCR has delivered to Station copies of all of the following (the "Property Documents") which are in its or its Affiliates' possession and of which GCR has actual knowledge as of the Effective Date, including those which have been submitted by GCR or any Affiliate thereof to the City of Henderson, (collectively, the "ED Property Documents").

        (i)  Copies of all surveys of the Resort Property and all plans and specifications for improvements to be constructed on the Resort Property, which surveys, plans and specifications first were created by GCR or its Affiliates or delivered to GCR or its Affiliates on or after January 1, 1998;

        (ii)  Copies of any inspection, engineering, environmental or architectural studies or reports which relate to the physical condition of the Resort Property or to the improvements contemplated to be constructed on the Resort Property pursuant to this Agreement which studies or reports were first created by GCR or its Affiliates or delivered to GCR or its Affiliates on or after January 1, 1998;

        (iii)  A copy of the bill or bills issued for the most recent year for which bills have been issued for all real estate taxes or assessments currently applicable to the Resort Property and a copy of any and all real estate tax or assessment notices currently applicable to the Resort Property (collectively, the "Tax Bills");

        (iv)  A copy of all outstanding management, maintenance, repair, service and supply contracts (including, without limitation, grading, quarry and landscaping agreements), equipment rental agreements, all contracts for repair or capital replacement to be performed at the Resort Property, and any other contracts relating to or affecting the Resort Property (other than Leases), any of the foregoing of which has a remaining payment obligation in excess of $100,000 and which will be binding upon the Resort Property or the Company subsequent to the transfer to the Company (collectively, the "Contracts");

        (v)  A copy of all leases and any other agreements which are in effect thereto with the tenants of the Resort Property (the "Leases");

        (vi)  Copies of all licenses, permits, authorizations and approvals obtained by GCR or its Affiliates that currently or will in the future apply to the Resort Property as they relate to the Project, or any portion thereof, occupancy thereof or any present use thereof (the "Governmental Permits");

        (vii)  A copy of all outstanding guarantees and warranties covering the Resort Property;

        (viii)  Copies pending insurance claims or litigation documents relating to the Resort Property.

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      (c)  Except as contained in the ED Property Documents, to GCR's actual knowledge, there are no leases, rental, tenancy or occupancy agreements binding all or any portion of the Resort Property.

      (d)  Except as contained in the ED Property Documents, GCR has no actual knowledge of any documents, materials or studies not in GCR's or its Affiliates' possession that disclose material facts that would materially adversely affect the development of the Resort Property for the Project.

      (e)  Upon the formation of the Company or transfer of the Resort Property to the Company, there will be no brokerage fees or commissions or other compensation due or payable on an absolute or contingent basis to any person, firm, corporation, or other entity, with respect to or on account of the formation of the Company or transfer of the Resort Property, arising by, through or under GCR or its Affiliates.

      (f)  Schedule 1 attached hereto is a schedule of all the Contracts of which GCR has actual knowledge as of the Effective Date which have been or shall be delivered or made available to Station. To GCR's actual knowledge, except as disclosed to Station in writing, the Contracts are in full force and effect, without material default by any party and without any material claims made for the right of setoff, except as expressly provided by the terms of such Contracts or as disclosed to Station in writing at the time of such delivery. To GCR's actual knowledge, except as disclosed to Station in writing, the Contracts constitute the entire agreements with such vendors with respect to the specific scope of work set forth therein relating to the Resort Property, have not been amended, modified or supplemented, except for such amendments, modifications and supplements delivered to Station, and to GCR's actual knowledge, there are no other agreements with any third parties affecting the Resort Property with a remaining payment obligation in excess of $100,000, which will be binding on the Resort Property or the Company subsequent to the transfer of the Company.

      (g)  Except as set forth in the ED Property Documents or disclosed in writing to Station, to GCR's actual knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings with respect to the Resort Property, either instituted or overtly threatened, which would materially detrimentally affect the value of the Resort Property or the use and operation of the Resort Property for the Project.

      (h)  Except as contained in the Property Documents, to GCR's actual knowledge, no "Hazardous Materials" are used, generated, transported, treated, constructed, deposited, stored, dispensed, placed or located in, on or under the Resort Property including, without limitation, the groundwater located thereunder, except for those quantities of Hazardous Materials which do violate applicable environmental laws. For the purpose of this Agreement, "Hazardous Materials" shall include, but not be limited to (A) substances defined as "hazardous materials," "hazardous substances," "hazardous wastes," or "toxic substances" in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq.; the Materials Transportation Act, 49 U.S.C. §1801, et seq.; the Resource Conservation and Recovery Act 42 U.S.C. §6901 et seq.; applicable state and local statutes and regulations; and in the regulations adopted and publications promulgated pursuant to said laws from time to time, and (B) any chemical, material, substance or other matter of any kind whatsoever which is prohibited, regulated or limited by any federal, state, local, county or regional authority or legislation, including, without limitation, that enumerated above in Clause (A). Except as set forth in the ED Property Documents, to GCR's actual knowledge, there is no asbestos or PCB contained in or stored on the Resort Property including, without limitation, the materials comprising the Improvements. Notwithstanding anything herein to the contrary, GCR discloses and modifies the foregoing representations, and Station and the Company acknowledge, that vacated Lake Mead Drive is situated near or on portions of the Resort Property and that the Resort Property may

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  contain such Hazardous Materials as may result from such a roadway or the use thereof, including, but not limited to, petroleum products and brake dust (e.g., asbestos), and agrees to accept the Resort Property subject to the same.

      (i)  Except as set forth in the ED Property Documents or disclosed to Station, GCR has not received any written notice from any insurance carrier or any of the tenants under the Leases of any material defects in the Resort Property, or in any portion thereof, which would materially adversely affect the insurability thereof or the cost of such insurance.

      (j)  Except as set forth in Schedule II attached hereto or as set forth in the ED Property Documents, there are no pending, or, to the GCR's actual knowledge, overtly threatened legal proceedings or actions of any kind or character with respect to the Resort Property which would materially adversely affect the Resort Property or GCR's interest therein.

      (k)  GCR is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986 (the "Code"), and GCR will furnish to the Company and Station, prior to the transfer of title to the Resort Property, an affidavit to that effect in form reasonably satisfactory to Station.

    2.  GCR represents and warrants to the Company and Station that the following matters are and will be true and correct as of the date of transfer of the Resort Property to the Company (the "Transfer Date") as if made on the Transfer Date:

      (a)  With respect to the Resort Property, and except as contained in the TD Property Documents (defined below) or in the Excluded Property Documents (defined below), GCR has received no written notice from any governmental authority advising GCR of (i) a violation of any laws or regulations (whether now existing or which will exist with the passage of time) or (ii) any action which must be taken to avoid a violation thereof.

      (b)  Prior to the Transfer Date, other than Excluded Property Documents, GCR has delivered to Station copies of all Property Documents comprised of the ED Property Documents and any Property Documents which are in GCR's or its Affiliates' possession and of which GCR has actual knowledge as of the Transfer Date, including those which have been submitted by GCR or any Affiliate thereof to the City of Henderson as of the Transfer Date (collectively, the "TD Property Documents").

      (c)  Except as contained in the TD Property Documents or Excluded Property Documents, to GCR's actual knowledge, there are no leases, rental, tenancy or occupancy agreements binding all or any portion of the Resort Property.

      (d)  Except as contained in the TD Property Documents or Excluded Property Documents, GCR has no actual knowledge of any documents, materials or studies not in GCR's or its Affiliates' possession that disclose material facts that would materially adversely affect the development of the Resort Property for the Project.

      (e)  Upon the formation of the Company or transfer of the Resort Property to the Company, there will be no brokerage fees or commissions or other compensation due or payable on an absolute or contingent basis to any person, firm, corporation, or other entity, with respect to or on account of the formation of the Company or transfer of the Resort Property, arising by, through or under GCR or its Affiliates.

      (f)  Schedule 1 attached hereto is a schedule of all the Contracts (other than Excluded Property Documents) of which GCR has actual knowledge which have been or shall be delivered or made available to Station. To GCR's actual knowledge, except as disclosed to Station in writing or with respect to Excluded Property Documents, the Contracts are in full force and effect, without material default by any party and without any material claims made for the right of setoff,

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  except as expressly provided by the terms of such Contracts or as disclosed to Station in writing at the time of such delivery. To GCR's actual knowledge, except as disclosed to Station in writing, the Contracts (other than with respect to Excluded Property Documents) constitute the entire agreements with such vendors with respect to the specific scope of work set forth therein relating to the Resort Property, have not been amended, modified or supplemented, except for such amendments, modifications and supplements delivered to Station, and to GCR's actual knowledge, there are no other agreements with any third parties affecting the Resort Property with a remaining payment obligation in excess of $100,000, which will be binding on the Resort Property or the Company subsequent to the transfer of the Company.

      (g)  Except as set forth in the TD Property Documents or Excluded Property Documents or disclosed in writing to Station, to GCR's actual knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings with respect to the Resort Property, either instituted or overtly threatened, which would materially detrimentally affect the value of the Resort Property or the use and operation of the Resort Property for the Project.

      (h)  Except as contained in the TD Property Documents or Excluded Property Documents, and except for any actions taken or omitted to be taken by Station or its Affiliates or the Company or their respective contractors or subcontractors (excluding any contractor or subcontractor in a capacity other as a contractor or subcontractor of the Company), to GCR's actual knowledge, no "Hazardous Materials" are used, generated, transported, treated, constructed, deposited, stored, dispensed, placed or located in, on or under the Resort Property including, without limitation, the groundwater located thereunder, except for those quantities of Hazardous Materials which do violate applicable environmental laws. For the purpose of this Agreement, "Hazardous Materials" shall include, but not be limited to (A) substances defined as "hazardous materials," "hazardous substances," "hazardous wastes," or "toxic substances" in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq.; the Materials Transportation Act, 49 U.S.C. §1801, et seq.; the Resource Conservation and Recovery Act 42 U.S.C. §6901 et seq.; applicable state and local statutes and regulations; and in the regulations adopted and publications promulgated pursuant to said laws from time to time, and (B) any chemical, material, substance or other matter of any kind whatsoever which is prohibited, regulated or limited by any federal, state, local, county or regional authority or legislation, including, without limitation, that enumerated above in Clause (A). Except as set forth in the TD Property Documents, to GCR's actual knowledge, there is no asbestos or PCB contained in or stored on the Resort Property including, without limitation, the materials comprising the Improvements. Notwithstanding anything herein to the contrary, GCR discloses and modifies the foregoing representations, and Station and the Company acknowledge, that (I) vacated Lake Mead Drive is situated near or on portions of the Resort Property and that the Resort Property may contain such Hazardous Materials as may result from such a roadway or the use thereof, including, but not limited to, petroleum products and brake dust (e.g., asbestos), and (II) there has been construction on the Resort Property by or on behalf of the Company, Station or Parent (excluding any act performed by GCR or an Affiliate thereof without the consent of Station or Parent) with respect to the Project which might have resulted in the use, generation, transportation, storage, dispensing, disposal, placing or locating of Hazardous Materials on the Resort Property and Station and the Company agree to accept the Resort Property subject to the same.

      (i)  Except as set forth in the TD Property Documents or Excluded Property Documents or disclosed to Station, GCR has not received any written notice from any insurance carrier or any of the tenants under the Leases of any material defects in the Resort Property, or in any portion thereof, which would materially adversely affect the insurability thereof or the cost of such insurance.

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      (j)  Except as set forth in Schedule II attached hereto or as set forth in the Property Documents or Excluded Property Documents, there are no pending, or, to the GCR's actual knowledge, overtly threatened legal proceedings or actions of any kind or character with respect to the Resort Property which would materially adversely affect the Resort Property or GCR's interest therein.

      (k)  GCR is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986 (the "Code"), and GCR will furnish to the Company and Station, prior to the transfer of title to the Resort Property, an affidavit to that effect in form reasonably satisfactory to Station.

      (l)  To GCR's actual knowledge, the Resort Property may be legally operated as a resort, casino (with non-restricted gaming) and hotel property in the manner contemplated by the Construction Plans existing as of the Transfer Date pursuant to the governmental zoning and similar land use entitlements (collectively, the "Entitlements") for the Resort Property existing as of the Transfer Date, and, to GCR's actual knowledge, there are no unsatisfied conditions or obligations imposed in connection with the Entitlements applicable to the Resort Property that require actions to be taken (or not taken) on land other than the Resort Property except to the extent contemplated by the Construction Plans. Notwithstanding anything in the Operating Agreement or this Exhibit L to the contrary, the representations set forth in this subsection (l) shall terminate at such time as the provisions of the Indemnity Agreement among, Station Casinos, Inc., GCR Gaming, LLC, GCR Gaming Guarantor, LLC, GCR II, GV Ranch Station, Inc., Green Valley Ranch Gaming, LLC, and Bank of America, N.A. are terminated pursuant to Section 18 thereof (without consideration of whether Section 4 thereof has been terminated).

    3.  The representations and warranties made in this Agreement by GCR shall be continuing and as to those made in Paragraph 2 above, shall be deemed remade by GCR as of the transfer of the Resort Property to the Company with the same force and effect as if in fact made at that time, subject, however, to the provisions of Section 4.1(a) of the Agreement. Except for the representations and warranties set forth in Section 1 of this Exhibit L, none of the representations or warranties made in this Agreement shall merge into any instrument or conveyance delivered at the transfer of the Resort Property to the Company but shall survive the transfer of the Resort Property to the Company for a period of 12 months. Notwithstanding anything to the contrary herein, to the extent Scott Nielson, Bill Warner, Frank Fertitta, Glenn Christenson or Jerry Shore have actual knowledge of any incorrect statement in any representation or warranty made by GCR, neither Station nor the Company can rely on such representation or warranty. (Any matter actually known by Nielson, Warner, Fertitta, Christenson or Shore or may be referred to as "Known by Station"). As used herein, "GCR's actual knowledge" means the current, actual personal knowledge of only Phillip Peckman, Chris Philibbosian, Rob Solomon, Mitchell Mize, John Kilduff, Patrick O'Malley and Doug Abel, without investigation and without imputation of any other person's knowledge. The fact that reference is made to the personal knowledge of named individuals shall not render such individuals personally liable for my breach of any of the foregoing representations and warranties. The Company and Station shall have those remedies set forth in the Agreement for the breach of any representation or warranty.

    4.  As used herein, "Excluded Property Documents" means those contracts, leases, governmental approvals, studies or other documents authorized by or received by Station or Parent or Known by Station, or known by any contractor or consultant of Station, Parent or the Company; provided; however, that any matter which is not Known by Station but which is known by a consultant or contractor of the Company retained by GCR or any affiliate of GCR (other than the Company) shall not be an Excluded Property Document to the extent that (i) the existence of the matter is reasonably likely to have a material adverse effect on the development, use or operation of the Project on the

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Property as a hotel, resort and casino consistent with the Design Plan, and (ii) as of the Conveyance Date, GCR has actual knowledge (as defined in this Exhibit L) of such matter.

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QuickLinks

EXHIBIT 10.1
FIRST AMENDMENT TO OPERATING AGREEMENT GREEN VALLEY RANCH GAMING, LLC
RECITALS
AGREEMENT
EXHIBIT A
FIRST AMENDMENT TO GUARANTY
EXHIBIT B
FIRST AMENDMENT TO GUARANTY
EXHIBIT F-1 PERMITTED EXCEPTIONS
EXHIBIT F-2 REVISED CC&R's
EXHIBIT G LEGAL DESCRIPTION OF RESORT PROPERTY
EXHIBIT L GCR PROPERTY REPRESENTATIONS